Supplement Dated July 21, 2014
To The Prospectus Dated April 28, 2014

JNL® Series Trust

Please note that all changes apply to your variable annuity and/or variable life product(s).

Please note that all changes are effective immediately.

In the section entitled "Summary Overview of Each Fund" for the JNL/BlackRock Commodity Securities Strategy Fund, under "Performance," please:

•	Add the following paragraph after the second paragraph:

Effective July 1, 2014, the Dow Jones-UBS Commodity Index family, owned by UBS has been rebranded as the "Bloomberg Commodity Index Family." Bloomberg LP replaced Dow Jones as the index administrator, and Bloomberg is now responsible for the methodology, calculation, distribution, and licensing.  The rebranding does not in any way affect the investment objectives or principal investment strategies of the Fund, which remain unchanged, or the manner in which the Fund is managed.

•	Delete "Dow Jones-UBS Commodity Index" from the Average Annual Total Returns table and replace with "Bloomberg Commodity TR USD Index."

In the section entitled "Summary Overview of Each Fund," under "Management" for the JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, JNL Institutional Alt 65 Fund, JNL/American Funds Balanced Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, JNL/S&P 4 Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, JNL Disciplined Growth Fund, JNL Investment Committee – Global Strategic Moderate with Alts Fund, JNL Investment Committee – Global Strategic Moderately Aggressive with Alts Fund, JNL Investment Committee – Strategic Moderate Fund and JNL Investment Committee – Strategic Moderately Aggressive Fund under "Portfolio Managers," please change William Harding's title to "Senior Vice President and Portfolio Manager."

In the section entitled "Additional Information About the Funds," for the JNL/BlackRock Commodity Securities Strategies Fund, under "Principal Investment Strategies" please delete all references to the "Dow Jones UBS Commodity Index Total Return" and replace with "Bloomberg Commodity TR USD Index."  Also in this section please delete all reference to "DJ-UBS Index" and replace with "Bloomberg Commodity TR USD Index."

In the section entitled "Additional Information About the Funds" for the JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, JNL Institutional Alt 65 Fund, JNL/American Funds Balanced Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, JNL/S&P 4 Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, JNL Disciplined Growth Fund, JNL Investment Committee – Global Strategic Moderate with Alts Fund, JNL Investment Committee – Global Strategic Moderately Aggressive with Alts Fund, JNL Investment Committee – Strategic Moderate Fund and JNL Investment Committee – Strategic Moderately Aggressive Fund, under "The Adviser and Portfolio Management," please delete the paragraph regarding Mr. Harding and replace with:

Mr. Harding is Senior Vice President, Head of Investment Management for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.'s Investment Management division and has over 13 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

This Supplement is dated July 21, 2014.

Supplement Dated July 21, 2014
To The Statement of Additional Information
Dated April 28, 2014

JNL® Series Trust

Please note that all changes apply to your variable annuity and/or variable life product(s).

On page 83, in the section entitled, "Trustees and Officers of the Trust," please delete the current officer information for William Harding in its entirety and replace with the following:

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
William Harding (39) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Vice President of the Adviser (07/2014 to present); Vice President of the Adviser (10/2012 to 06/2014); Vice President of Curian Capital, LLC (02/2013 to present); Vice President of other Investment Companies advised by the Adviser (11/2012 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (05/2014 to present); Head of Manager Research, Morningstar Associates (08/2011 to 10/2012); Director of Research, Morningstar Investment Services (01/2007 to 08/2011)

This Supplement is dated July 21, 2014.